TAXATION	12 Months Ended
Dec. 31, 2023
TAXATION
TAXATION

Group financial statements continued

Notes to the Group accounts continued

5 Taxation

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or non-deductible. It is calculated using tax rates that have been enacted or substantively enacted as at the balance sheet date.

The Group operates in numerous tax jurisdictions around the world. At any given time, the Group typically is involved in tax audits and other disputes and will have other tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision where considered appropriate. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law and settlement negotiations.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date taking into account the recoverability of the deferred tax assets, future profitability and any restrictions on use. The Group considers available evidence to assess future profitability over a reasonably foreseeable time period, depending on the circumstances and typically a minimum of five years. Any material unrecognised deferred tax assets are disclosed in Note 5.2.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted as at the balance sheet date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, the Group intends to settle its current tax assets and liabilities on a net basis, offset is permissible according to the relevant jurisdiction’s tax laws and that authority permits the Group to make a single net payment.

In 2023, the Group has adopted IAS 12-Deferred Tax related to Assets and Liabilities arising from a Single Transaction amendments, which narrow the scope of the initial recognition exemption to exclude transactions that give rise to equal and offsetting temporary differences such as leases. The Group previously accounted for deferred tax on leases where the deferred tax asset or liability was recognised on a net basis. Following the amendments, the Group has recognised a separate deferred tax asset in relation to its lease liabilities and a deferred tax liability in relation to its right-of-use assets. However, there is no impact on the balance sheet because the balances qualify for offset under paragraph 74 of IAS 12. There was also no impact on the opening retained earnings as at 1 January 2023 as a result of the change.

5.1 Taxation charge attributable to the Group

	2023	2022	2021
	$ million	$ million	$ million
Current taxation:
UK corporation tax at 23.5% (2022: 19.0%; 2021: 19.0%)	15	17	14
Overseas tax	165	104	126
Current income tax charge	180	121	140
Adjustments in respect of prior periods	(45)	(10)	(33)
Total current taxation	135	111	107
Deferred taxation:
Origination and reversal of temporary differences	(116)	(77)	(35)
Changes in tax rates	(2)	(5)	(14)
Adjustments to estimated amounts arising in prior periods	10	(17)	4
Total deferred taxation	(108)	(99)	(45)
Total taxation as per the income statement	27	12	62
Taxation in other comprehensive income	(18)	5	27
Taxation in equity	–	3	1
Taxation charge attributable to the Group	9	20	90

The 2023, 2022 and 2021 net prior period adjustments of $35m, $27m and $29m respectively relate principally to provision releases following the resolution of tax audits and other uncertain tax matters, and other one-off items.

The total taxation charge of $27m as per the income statement includes a $113m net credit (2022: $127m net credit, 2021: $85m net credit) as a consequence of restructuring and rationalisation-related costs, acquisition and disposal-related items, amortisation and impairment of acquisition intangibles, legal and other items.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges including transfer pricing, tax rate changes, tax legislation changes, tax authority interpretation, expiry of statute of limitations, tax litigation, and resolution of tax audits and disputes.

At any given time, the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. Total tax liabilities include $121m (2022: $150m) in relation to uncertain tax positions which relate to multiple issues across the jurisdictions in which the Group operates. Other payables include $13m (2022: $10m) of interest on these provisions. There are $33m (2022: $37m) of tax receivables.

The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from unagreed years, tax audits and disputes, the majority of which relate to transfer pricing matters, as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided, resulting in a negative or positive effect on the tax charge in any given year. A reduction in the tax charge may also arise for other reasons such as an expiry of the relevant statute of limitations. Depending on the final outcome of tax audits which are currently in progress, statute of limitations expiry, and other factors, an impact on the tax charge could arise. Whilst such an impact can vary from year to year, these releases depend on factors which are uncertain, both as to outcome and timing. However, at the current time, we believe the possibility of a material impact on the tax charge for 2024 is unlikely.

Pillar Two

The OECD Pillar Two GloBE Rules (Pillar Two) introduce a global minimum corporation tax rate of 15% applicable to multinational enterprise groups with global revenue over €750m. All participating OECD members are required to incorporate these rules into national legislation. The Pillar Two rules will apply to the Group for its accounting period commencing 1 January 2024. On 23 May 2023, the International Accounting Standards Board (IASB) amended IAS 12 to introduce a mandatory temporary exception to the accounting for deferred taxes arising from the jurisdictional implementation of the Pillar Two model rules. On 19 July 2023 the UK Endorsement Board adopted the IASB amendments to IAS 12.

The Group has performed an assessment of its potential exposure to Pillar Two income taxes based on 2023 financial data and considers that the rules will result in an increase in the Group tax rate. The main jurisdictions which would give rise to Pillar Two income tax are Switzerland, Singapore and Costa Rica; all jurisdictions in which the Group has substantial operations. It is estimated that the Pillar Two income tax would increase the Group tax rate by around 1.5%. The actual Pillar Two impact in 2024 will depend on factors such as revenues, costs and foreign currency exchange rate impacts by jurisdiction.

The Group is adopting the mandatory temporary exception from the recognition and disclosure of deferred taxes arising from the jurisdictional implementation of the Pillar Two model rules.

The Group does not meet the threshold for application of the Pillar One transfer pricing rules.

Group financial statements continued

Notes to the Group accounts continued

5 Taxation continued

The UK standard rate of corporation tax for 2023 is 23.5% (2022: 19.0%, 2021: 19.0%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge.

The UK corporation tax rate increased to 25% from 1 April 2023. The impact of this rate change is reflected in the calculation of the taxation charge, and in the tax reconciliation below.

	2023	2022	2021
	$ million	$ million	$ million
Profit before taxation	290	235	586
Expected taxation at UK statutory rate of 23.5% (2022: 19.0%, 2021: 19.0%)	68	45	111
Differences in overseas taxation rates	(24)	(19)	(17)
Innovation reliefs	(7)	(10)	(12)
Tax losses and other deferred tax assets not recognised	–	–	7
Recognition of previously unrecognised tax losses	(14)	(4)	(2)
Expenses not deductible for tax purposes[1]	38	31	22
Change in tax rates	(2)	(5)	(14)
Withholding tax on unremitted earnings	3	1	(4)
Adjustments in respect of prior years[2]	(35)	(27)	(29)
Total taxation charge as per the income statement	27	12	62

1	In 2023, this includes a $7m impact of non-tax deductible impairment on UK owned investments (2022: $7m impact of non-tax deductible impairment on UK owned investments, 2021: $17m impact of non-taxable accounting gains recognised on UK-owned investments).
2	The adjustment in respect of prior years are explained on page 187.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement	Losses	provisions
	tax		benefit	and other	and other
	depreciation	Intangibles	obligations	tax attributes	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2021	(45)	(199)	(18)	130	189	57
Exchange adjustment	–	1	2	–	(10)	(7)
Movement in income statement – current year	(28)	15	1	1	88	77
Movement in income statement – prior years	–	4	1	9	3	17
Movement in other comprehensive income	–	–	(7)	–	2	(5)
Movement in equity	–	–	–	–	(3)	(3)
Changes in tax rate	(2)	(2)	–	–	9	5
At 31 December 2022	(75)	(181)	(21)	140	278	141
Exchange adjustment	–	(1)	(3)	1	1	(2)
Movement in income statement – current year	(15)	43	–	63	25	116
Movement in income statement – prior years	–	1	–	(10)	(1)	(10)
Movement in other comprehensive income	–	–	18	–	–	18
Changes in tax rate	(1)	–	–	4	(1)	2
At 31 December 2023	(91)	(138)	(6)	198	302	265

Represented by:

	2023	2022
	$ million	$ million
Deferred tax assets	274	177
Deferred tax liabilities	(9)	(36)
Net position at 31 December	265	141

The deferred tax asset of $302m (2022: $278m) relating to inventory, provisions and other differences comprises deferred tax relating to inventory of $125m (2022: $117m), provisions and other short-term temporary differences of $169m (2022: $153m) and bad debt provisions of $8m (2022: $8m).

The Group has gross unused trading and non-trading tax losses of $1,145m (2022: $839m), gross unused research and development tax credits of $16m (2022: $24m) and gross unused capital losses of $102m (2022: $97m), available for offset against future profits. $262m of losses will expire within 10 years from the balance sheet date if not utilised.

A deferred tax asset of $198m (2022: $140m) has been recognised in respect of $885m (2022: $541m) of the trading and non-trading tax losses and $16m (2022: $12m) of research and development tax credits. No deferred tax asset has been recognised on the remaining unused tax losses as it is not probable that future taxable profits will be available against which they can be utilised.

Management will reassess the recoverability of deferred tax assets at each balance sheet date by taking into account all relevant and available information. The Group assesses the likelihood of these being recovered within a reasonably foreseeable time frame, being typically a minimum of five years, taking into account the future expected profit profile and business model of each relevant company or country, and any potential legislative restrictions on use. Short-term timing differences are generally recognised ahead of losses and other tax attributes as being likely to reverse more quickly.